UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under §240.14a-12

Hennessy Capital Acquisition Corp. III

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On October 3, 2018, Hennessy Capital Acquisition Corp. III (the “Company”) issued a press release announcing that NRC Group Holdings, LLC has completed the acquisition for all of the issued and outstanding membership interests of Quail Run Services, LLC.

Below is a copy of such press release issued by the Company on October 3, 2018, which is being filed herewith as definitive additional proxy material.

NRC Group Closes Acquisition of Quail Run Services, Leading
Provider of Wellsite Wastewater Treatment

- Strengthens NRC Group’s waste disposal offering in both the Permian and Eagle Ford basins -

NEW YORK – October 3, 2018 – Hennessy Capital Acquisition Corp. III (NYSE American: HCAC.U, HCAC, HCAC.WS) (“HCAC” or the “Company”) today announced that NRC Group Holdings, LLC (“NRC Group”) has completed the acquisition of Quail Run Services, LLC (“Quail Run”).

Quail Run is a leading provider of wellsite wastewater treatment services throughout five disposal sites in the Eagle Ford Shale and Permian Basin. Its state-licensed facilities are designed to properly treat domestic wastewater and then discharge/reuse the processed effluent that meets or exceeds state-provided effluent parameters. Quail Run’s facilities are manned seven days per week by a licensed operator, and its facilities are driver-friendly with easy access and provide for simple unloading.

“One of our goals at NRC Group is to help our upstream customers manage all of the waste volumes that are created by their activities in the Permian and Eagle Ford basins,” said Chris Swinbank, CEO of NRC Group. “The addition of Quail Run allows us to further those efforts by providing professional stewardship of yet another waste stream created by our existing roster of blue-chip E&P customers.”

A summary of the terms of the transaction are contained in HCAC’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on October 1, 2018 on pages 120-121 under the heading “Interim Acquisition.”

About NRC Group and JFLCo

NRC Group is a portfolio company of investment affiliates of J.F. Lehman & Company, LLC (“JFLCo”), a leading middle-market private equity firm focused exclusively on the aerospace, defense, maritime, government and environmental sectors. NRC Group is a global provider of comprehensive environmental, compliance and waste management services to the marine and rail transportation, general industrial and energy markets. NRC Group’s broad range of capabilities includes standby, environmental and waste disposal services, and enable it to provide a global reach to meet the critical, non-discretionary needs of its more than 5,000 customers across diverse end markets. NRC Group was established in June 2018 through the combination of two businesses, National Response Corporation and Sprint Energy Services, both previously operating separately under the ownership of investment affiliates of JFLCo. For more information, please visit www.nrcc.com. For more information on JFLCo, please visit www.jflpartners.com. No portion of the websites referenced in this paragraph is incorporated by reference into or otherwise deemed to be a part of this news release.

About Hennessy Capital Acquisition Corp. III

Hennessy Capital Acquisition Corp. III is a blank check company founded by Daniel J. Hennessy and formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. The Company’s acquisition and value creation strategy is to identify, acquire and, after its initial business combination, build an industrial/infrastructure manufacturing, distribution or services business.

Additional Information About the Proposed Business Combination and Where to Find It

The proposed Business Combination will be submitted to stockholders of the Company for their consideration. The Company has filed with the SEC a definitive proxy statement on October 1, 2018 in connection with the Business Combination and related matters and will mail the definitive proxy statement and other relevant documents to its stockholders as of the October 1, 2018 record date established for voting on the proposed transaction. The Company’s stockholders and other interested persons are advised to read the definitive proxy statement, in connection with the Company’s solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the Business Combination, because this document will contain important information about the Company, NRC Group and the Business Combination. Stockholders may also obtain a copy of the definitive proxy statement as well as other documents filed with the SEC regarding the Business Combination and other documents filed with the SEC by HCAC, without charge, at the SEC’s website located at www.sec.gov or by directing a request to Nicholas A. Petruska, Executive Vice President, Chief Financial Officer, 3485 North Pines Way, Suite 110, Wilson, Wyoming 83014 or by telephone at (312) 803-0372.

Participants in the Solicitation

The Company, JFLCo, NRC Group, and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from the Company’s stockholders in connection with the Business Combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of the Company’s stockholders in connection with the Business Combination is set forth in the Company’s definitive proxy statement dated October 1, 2018 on file with the SEC. You can find more information about the Company’s directors and executive officers in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, filed with the SEC on April 2, 2018. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests are included in the Company’s definitive proxy statement, which can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

This news release includes, or incorporates by reference, “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements include, but are not limited to: (1) references with respect to the anticipated benefits of the Business Combination; (2) the projection of future financial performance of NRC Group, NRC Group’s operating companies and HCAC following the Business Combination; (3) changes in the market for NRC Group’s services and expansion plans and opportunities; (4) future acquisition or additional business combinations; (5) the financing component of the Business Combination, including any related subscription agreements; (6) the sources and uses of cash; (7) the management and board composition of the Company following the Business Combination; (8) the anticipated capitalization and enterprise value of the Company following the Business Combination; (9) the continued listing of the Company’s securities on the NYSE American; and (10) the expected closing date of the Business Combination.

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These forward-looking statements are not guarantees of future results and are subject to various risks, uncertainties and assumptions that could cause actual results to differ materially and adversely from those expressed in any forward-looking statement, and which include, but are not limited to, the following factors: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the purchase agreement between JFL-NRC-SES and HCAC; (2) the outcome of any legal proceedings that may be instituted against NRC Group, JFLCo or the Company following announcement of the Business Combination and related transactions; (3) the inability to complete the transactions contemplated by the purchase agreement between JFL-NRC-SES and HCAC due to the failure to obtain approval of the stockholders of the Company, consummate the anticipated financing, or satisfy other conditions to the closing of the Business Combination; (4) the ability to obtain or maintain the listing of the Company’s securities on the NYSE American following the Business Combination; (5) the risk that the Business Combination disrupts the parties’ current plans and operations as a result of the announcement and consummation of the transactions described herein; (6) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition and the ability of the combined business to grow and manage growth profitably; (7) unexpected costs, charges or expenses related to or resulting from the Business Combination; (8) changes in applicable laws or regulations; (9) the possibility that NRC Group or the Company may be adversely affected by other economic, business, and/or competitive factors; and (10) other risks associated with the Business Combination, as more fully discussed in the definitive proxy statement filed by the Company with the SEC on October 1, 2018 in connection with the Business Combination. Investors and potential investors are urged not to place undue reliance on forward-looking statements in this news release, which speak only as of this date. Neither the Company nor JFLCo nor NRC Group undertakes any obligation to revise or update publicly any forward-looking statement to reflect future events or circumstances. Nothing contained herein constitutes or will be deemed to constitute a forecast, projection or estimate of the future financial performance of the Company, NRC Group, or the combined company, following the implementation of the Business Combination or otherwise. In addition, actual results are subject to other risks identified in the Company’s prior and future filings with the SEC, available at www.sec.gov.

No Offer or Solicitation

This news release does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Contacts:

Hennessy Capital Acquisition Corp. III

Nicholas A. Petruska, Executive Vice President and CFO

(312) 803-0372

npetruska@hennessycapllc.com

or

Liolios Group, Investor Relations

Cody Slach

(949) 574-3860

HCAC@liolios.com

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